AMENDMENT NO. 22
TO SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)
          This Amendment No. 22 (the “Amendment”) to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) amends, effective September 24, 2012, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
     WHEREAS, the Trust desires to amend the Agreement to (i) add Class R5 and Class R6 Shares to select funds, (ii) change the names of Invesco Van Kampen American Franchise Fund to Invesco American Franchise Fund, Invesco Van Kampen Equity and Income Fund to Invesco Equity and Income Fund, Invesco Van Kampen Growth and Income Fund to Invesco Growth and Income Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund to Invesco Pennsylvania Tax Free Income Fund, and Invesco Van Kampen Small Cap Growth Fund to Invesco Small Cap Discovery Fund and (iii) change the name of Institutional Class Shares to Class R5 Shares;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco California Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Core Plus Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Class Y Shares

Invesco Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco S&P 500 Index Fund	Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Class Y Shares

Invesco Global Real Estate Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco U.S. Quantitative Core Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco American Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Pennsylvania Tax Free Income Fund	Class A Shares Class B Shares
Class C Shares
Class R6 Shares
Class Y Shares

Invesco Small Cap Discovery Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares”